4Q12 Earnings Presentation February 15, 2013 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-
looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties.
These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements.  National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 13, 2012, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-
looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures.  The
Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of income; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of, or reversal of previously-recognized expenses related to, certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of income and the expense related to management contract buyouts. Adjusted
EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their
GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended December 31, 2012, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
(1) Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of income; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.
(2) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
RECONCILIATION OF NET INCOME TO CASH EARNINGS
(Unaudited-in thousands, except per share amounts)
Three Months Ended
December 31,
2012 2011
GAAP net income 19,403 $           11,245 $
Amortization of intangibles 8,550                 8,271
Depreciation 3,107                 3,313
Impairment of goodwill and intangible assets 1,821                 8,319
Tax benefit of impairment of goodwill and
intangible assets (692)                   (3,390)
Non-cash interest, net of tax 762                     670
Accelerated vesting/(reversal) of certain RSUs, net of tax (2,897)               -
Change in estimated acquisition earn-out payables, net of tax 1,040                 (731)
Management contract buyout, net of tax 6,075                 -
Cash earnings (1) 37,169 $           27,697 $
GAAP net income per share - diluted 0.45 $                0.27 $
Amortization of intangibles 0.20                   0.20
Depreciation 0.07                   0.08
Impairment of goodwill and intangible assets 0.04                   0.20
Tax benefit of impairment of goodwill and
intangible assets (0.02)                  (0.08)
Non-cash interest, net of tax 0.02                   0.02
Accelerated vesting/(reversal) of certain RSUs, net of tax (0.07)                  -
Change in estimated acquisition earn-out payables, net of tax 0.02                   (0.02)
Management contract buyout, net of tax 0.14                   -
Cash earnings per share - diluted (2) 0.85 $                0.65 $

Reconciliation:
Net Income to Adjusted EBITDA

Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the twelve months ended December 31, 2012
GAAP net income 29,938 $
Income tax expense 5,457
Interest income (2,253)
Interest expense 16,572
Gain on early extinguishment of debt -
Other, net (4,985)
Income from operations 32,035 $       3,457 $          9,237 $                44,729 $
Amortization of intangibles 24,195 8,892 432 33,519
Depreciation 5,618 4,014 2,707 12,339
Impairment of goodwill and intangible assets 7,754 25,261 - 33,015
Loss (gain) on sale of businesses, net 46 (4,809) - (4,763)
Accelerated vesting/(reversal) of certain RSUs (2,484) (2,098) (91) (4,673)
Change in estimated acquisition earn-out payables 9,305 - 180 9,485
Management Buyouts 17,336 - - 17,336
Adjusted EBITDA
(1)
93,805 $       34,717 $       12,465 $             140,987 $
For the twelve months ended December 31, 2011
GAAP net income 36,932 $
Income tax expense 28,387
Interest income (3,333)
Interest expense 15,733
Gain on early extinguishment of debt -
Other, net (6,386)
Income from operations 48,169 $       14,167 $       8,997 $                71,333 $
Amortization of intangibles 21,553 10,925 - 32,478
Depreciation 6,107 4,275 2,171 12,553
Impairment of goodwill and intangible assets 1,246 10,459 - 11,705
Gain on sale of businesses, net (103) (1,135) - (1,238)
Accelerated vesting/(reversal) of certain RSUs - - - -
Change in estimated acquisition earn-out payables (414) - - (414)
Management Buyouts - - - -
Adjusted EBITDA
(1)
76,558 $       38,691 $       11,168 $             126,417 $
(1) Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of, or reversal of previously-recognized expenses related to, certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of income and the expense related to management contract buyouts.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

Jessica Bibliowicz

(1)
2012 Highlights
Revenue $1.1 billion, up 4.8% yoy
Organic revenue growth +2.5%
– Corporate Client Group +5.2%
– Individual Client Group +2.7%
– Advisor Services Group -2.3%
Adjusted EBITDA $141 million, up 11.5% yoy
Adjusted EBITDA margin 13.3%, up from 12.5% yoy
Cash EPS $2.72
– 2012 effective tax rate of 15.4%
– Includes approximately $0.20 benefit when compared with 40% expected effective tax rate for 2013
(1)
NFP expects 2013 effective tax rate of 40%, excluding the impacts of management contract buyouts, impairments, disposition activity and changes in unrecognized tax benefits.

Recurring Revenue
(1)
Quarter-over-Quarter
Recurring Revenue
Year-over-Year
Recurring Revenue
(1) Recurring revenue includes revenue from corporate and executive benefits, property & casualty, wealth management and asset-based fees and trails.
62.1%
65.1%
FY11
FY12
60.4%
62.3%
4Q11
4Q12

2012 Capital Allocation
2012 strategic acquisitions
$97 million
$80 million of acquisitions
$17 million of management contract buyouts
2012 stock buyback
4Q12
Repurchased 105,000 shares at average price of $17.58 for $2 million
Full year 2012
Repurchased 1,371,043 shares at average price of $14.40 for $20 million
(includes shares repurchased under 2011 & 2012 authorizations)
$38 million remaining on 2012 authorization as of December 31, 2012

Doug Hammond

4Q12 Business Segments
4Q12 Revenue $300.1 million
Advisor Services Group
Individual Client Group
Corporate Client Group
($ in millions)
4Q12 organic revenue growth +2.7%
Corporate Client Group +2.7%
Individual Client Group +8.3%
Advisor Services Group -5.9%
$129.0
43.0%
$ 109.4
36.4%
$61.7
20.6%

Corporate Client Group
Individual Client Group
4Q12 Business Segments
Components of Revenue
43.0%
81.0%
10.5%
8.5%
15.9%
34.8%
49.3%
Advisor Services Group
65.7%
34.3%
20.6%
Wealth Management
Retail Life
Marketing Organization & Wholesale
Life Brokerage
Property & Casualty
Executive Benefits
Corporate Benefits
Commissions & Non-Recurring Fees
Asset Based Fees & Trails
AUM $10.8 billion, up 11.2% yoy
36.4%

2013 Capital Allocation Outlook
Increasingly integrated One NFP
Management contract buyout multi-year plan
Drives integrated operating structure
Acquisition pipeline remains strong
P&C focus
Remain disciplined
New credit facility increases financial flexibility
Supports strategic growth plan
Enhances shareholder value
Plan to operate with Debt-to-EBITDA leverage ratio of approximately 2x
Expected 2013 capital deployment
Management contract buyouts and acquisitions: $120 - $130 million
Weighted more toward management contract buyouts
Stock buyback: $25 - $30 million, anticipated to begin no sooner than 2Q13

2013 Segment Outlook
Corporate Client Group
Organic revenue growth approximately 3% - 4%
Adjusted EBITDA margins approximately 20% – 21%
Individual Client Group
Significant challenges remain in the life insurance market
Low interest rate environment
Remain cautious
Wealth management remains solid
Advisor Services Group
Organic revenue growth approximately 5% - 7%
Adjusted EBITDA margins approximately 5.75% - 6%
Includes positive margin impact from Fusion
Weighted more toward 4Q13

Donna Blank

4Q12 Consolidated Financial Highlights
(1)
Growth in revenue, Adjusted EBITDA and margins
(1)
The sum of the components may not agree to total due to rounding.
Adjusted EBITDA & Margin Revenue
$289.2
$300.1
Adjusted EBITDA Margin
4Q11 4Q12
Corporate Client Group 18.6% 19.4%
Individual Client Group 14.8% 13.4%
Advisor Services Group 4.0% 6.2%
Consolidated 13.9% 14.5%
60% 62%
Recurring
Revenue
$40.1
$43.5
($ in millions)
Corporate Client Group
Individual Client Group
Advisor Services Group
$65.6
$107.0
$116.6
$129.0
$109.4
$61.7
4Q11
4Q12
4Q11
4Q12
$15.8
$21.7
$25.0
$14.6
$2.6
$3.8

Corporate Client Group
Total Compensation Ratio by Segment
Individual Client Group
51%
54%
52%
52%
49%
51%
50%
52%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12
50%
50%
48%
49%
51%
52%
52%
53%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12
Total Compensation
Ratio
(1)
(2)
(1)
4Q’12 total compensation ratios exclude the accelerated vesting/reversal of certain RSUs. Including the accelerated vesting/reversal of certain RSUs, 4Q’12 total compensation ratio is 50%.
(2)
4Q’12 total compensation ratios exclude the accelerated vesting/reversal of certain RSUs. Including the accelerated vesting/reversal of certain RSUs, 4Q’12 total compensation ratio is 51%.
(Compensation  Expense, Employees )+(Fees to Principals)
Revenue

Quarterly Operating Cash Flow
(1)
(1)
The sum of the components may not agree to total due to rounding.
(2) Cash paid in connection with management contract buy-out.
(3) Cash paid for acquisition earn-outs that impact a portion of quarterly operating cash flow.
2012 operating cash flow impacted by management contract buyouts, earlier payments of fees to principals for above target performance and increased tax payments
($ in millions)
Actual
38.5
19.5
(11.2)
23.9
(14.6)
19.6
0.1 (3)
(5.9)
39.9
45.8
36.4
(14.6)
19.5
33.6
14.5
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12
(5.9)
39.9
45.8
36.4
33.6
14.5
3.4
(2)
4.2
(2)
9.4
(2)
0.7
(3)
1Q'11 2Q'11 3Q'11 4Q'11 Adjusted
1Q'12
Adjusted
2Q'12
Adjusted
3Q'12
Adjusted
4Q'12
As Adjusted

Balance Sheet Summary – New Credit Facility
($ in millions)
(1)
Represents par value of the convertible securities. Book value is $96.7 million.
Pro Forma Capitalization
(1)
Actual Capitalization
As of December 31, 2012 Actual Adjustments Pro Forma
Cash $88.5 $88.5
Previous Revolver due 2014 $30.0 (30.0)
Previous Term Loan due 2014 $93.8 (93.8)
New Revolver ($325mm) due 2018 -- (123.8) $123.8
Total Senior Secured Debt $123.8 $123.8
Convertible Senior Notes  due  2017 $125.0 $125.0
Total Debt $248.8 $248.8
Total Shareholders’ Equity $412.0 $412.0
Total Capitalization $660.8 $660.8